QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities Exchange Commission on November 9, 2016

Registration No. 333-213113

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 4
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PETROSHARE CORP.
(Exact name of Registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	1311 (Primary Standard Industrial Classification Code Number)	46-1454523 (I.R.S. Employer Identification Number)

7200 S. Alton Way, Suite B-220
Centennial, Colorado 80112
(303) 500-1160
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Stephen J. Foley
Chief Executive Officer
PetroShare Corp.
7200 S. Alton Way, Suite B-220
Centennial, Colorado 80112
(303) 500-1160
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
David J. Babiarz, Esq. James A. Liebscher, Esq. Polsinelli PC 1515 Wynkoop Street, Suite 600 Denver, Colorado 80202 (303) 572-9300	Michael A. Hedge, Esq. Alexa M. Ekman, Esq. K&L Gates LLP 1 Park Plaza, Twelfth Floor Irvine, California 92614 (949) 253-0900

Approximate date of commencement of proposed sale to the public:
As soon as practical after the effective date of this registration statement.

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, check the following box.    ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

          The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

        The sole purpose of this Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-213113) is to file certain exhibits to the Registration Statement as indicated in Item 16(a) of Part II of this Amendment. No change is made to Part I or Part II of the Registration Statement, other than Item 16(a) of Part II, and those items have therefore been omitted. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II, the signature page of the Registration Statement and the exhibits filed herewith.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.    Exhibits and Financial Statement Schedules.

        The following Exhibits are filed as part of this registration statement on Form S-1.

		Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
1.1	Form of Underwriting Agreement	S-1	333-213113	1.1	October 28, 2016
2.1	Letter Agreement between the Company and Phyllis Dowell, dated October 5, 2016	8-K	333-198881	2.1	October 12, 2016
3.1	Articles of Incorporation as filed with the Colorado Secretary of State on September 4, 2012	S-1	333-198881	3.1	September 22, 2014
3.2	Bylaws of the Company dated November 30, 2012	S-1	333-198881	3.2	September 22, 2014
4.1	Specimen stock certificate	S-1	333-198881	4.1	November 5, 2014
4.2	Form of Warrant Agreement	S-1	333-198881	4.2	August 27, 2015
4.3	Form of Underwriters' Warrant	S-1	333-213113	4.3	October 28, 2016
5.1	Opinion of Polsinelli PC as to legality of securities being registered					X
10.1	Amended and Restated PetroShare Corp. Equity Incentive Plan dated August 18, 2016	8-K	333-198881	10.1	September 13, 2016
10.2	Form of Option Agreement	S-1	333-198881	10.2	September 22, 2014
10.3	Form of Amended and Restated Employment Agreement	8-K	333-198881	10.2	March 1, 2016
10.4	Executive Employment Agreement between the Company and William B. Lloyd, effective January 1, 2016	8-K	333-198881	10.3	March 1, 2016

		Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
10.5	Form of Subscription Agreement between the Company and investors in the Company's private placements	S-1	333-198881	10.5	September 22, 2014
10.6	Settlement Agreement and Mutual General Release dated May 5, 2014 with Rancher Energy Corp.	S-1	333-198881	10.6	September 22, 2014
10.7	Asset Purchase Agreement dated April 18, 2013 with Premier Energy Partners (I) LLC	S-1	333-198881	10.7	September 22, 2014
10.8	Asset Purchase Agreement dated April 13, 2013 with Buck Peak, LLC	S-1	333-198881	10.8	September 22, 2014
10.9	Form of Joint Operating Agreement	S-1	333-198881	10.9	September 22, 2014
10.10	Participation Agreement dated August 1, 2013 with Royale Investments, LLC	S-1	333-198881	10.10	September 22, 2014
10.11	Participation Agreement dated September 30, 2013 with U.S. Energy Development Co.	S-1	333-198881	10.11	September 22, 2014
10.12	Participation Agreement dated November 1, 2013 with LLOCO, L.L.C.	S-1	333-198881	10.12	September 22, 2014
10.13	Separation Agreement dated August 9, 2013 between the Company and Steven K. Garrison	S-1	333-198881	10.13	November 5, 2014
10.14	Separation Agreement dated August 16, 2013 between the Company and Christopher N. Dilapo	S-1	333-198881	10.14	November 5, 2014

		Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
10.15	Agreement for Services dated November 12, 2014 between the Company and Kingdom Resources, LLC	8-K	333-198881	10.1	March 5, 2015
10.16	Revolving Line of Credit Facility Agreement dated May 13, 2015 between the Company and Providence Energy Operators, LLC	10-Q	333-198881	10.1	May 15, 2015
10.17	Promissory Note dated May 13, 2015	10-Q	333-198881	10.2	May 15, 2015
10.18	Form of Deed of Trust	10-Q	333-198881	10.3	May 15, 2015
10.19	Participation Agreement dated May 13, 2015	10-Q	333-198881	10.4	May 15, 2015
10.20	Form of Lock-Up Agreement between Noble Financial Capital Markets and officers and directors of the Company	S-1	333-198881	10.20	September 4, 2015
10.21	Extension of Agreement for Services dated September 2, 2015 between the Company and Kingdom Resources, LLC	8-K	333-198881	10.1	September 8, 2015
10.22	First Amendment to Revolving Line of Credit Facility Agreement, dated February 24, 2016	8-K	333-198881	10.1	March 1, 2016
10.23	Purchase and Sale Agreement between the Company and Kerr-McGee Oil & Gas Onshore LP, dated March 31, 2016	8-K	333-198881	10.1	April 6, 2016
10.24	Letter Agreement between the Company and The Equinox Group LLC, executed April 14, 2016	8-K	333-198881	10.1	April 19, 2016

		Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
10.25	Purchase and Sale Agreement between the Company and PDC Energy, Inc., dated May 27, 2016	8-K	333-198881	10.1	June 3, 2016
10.26	Revolving Line of Credit Facility, dated October 13, 2016, between the Company and Providence Energy Partners III, LP	8-K	333-198881	10.1	October 18, 2016
14.1	Code of Ethics, dated March 1, 2016	8-K	333-198881	14.1	March 1, 2016
16.1	Letter from StarkSchenkein, LLP to the U.S. Securities and Exchange Commission, dated May 6, 2015	8-K	333-198881	16.1	May 7, 2015
23.1	Consent of StarkSchenkein, LLP	S-1	333-213113	23.1	October 31, 2016
23.2	Consent of SingerLewak, LLP	S-1	333-213113	23.1	October 31, 2016
23.3	Consent of Polsinelli PC (included in Exhibit 5.1)					X
23.4	Consent of Cawley, Gillespie & Associates, Inc.	S-1	333-213113	23.4	October 21, 2016
24	Power of Attorney (included on signature page)
99.1	Report of Cawley, Gillespie & Associates, Inc., Independent Petroleum Engineers relating to Proved Reserves, dated September 2, 2016	S-1	333-213113	99.1	October 21, 2016
101.INS	XBRL Instance Document	S-1	333-213113	101.INS	October 31, 2016
101.SCH	XBRL Schema Document	S-1	333-213113	101.SCH	October 31, 2016
101.CAL	XBRL Calculation Linkbase Document	S-1	333-213113	101.CAL	October 31, 2016

Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
101.DEF	XBRL Definition Linkbase Document	S-1	333-213113	101.DEF	October 31, 2016
101.LAB	XBRL Label Linkbase Document	S-1	333-213113	101.LAB	October 31, 2016
101.PRE	XBRL Presentation Linkbase Document	S-1	333-213113	101.PRE	October 31, 2016

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Centennial, State of Colorado on November 9, 2016.

PETROSHARE CORP. (Registrant)
By:	/s/ STEPHEN J. FOLEY
Stephen J. Foley
Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

* Bill M. Conrad		Chairman of the Board	November 9, 2016
/s/ STEPHEN J. FOLEY Stephen J. Foley		Chief Executive Officer and Director (Principal Executive Officer)	November 9, 2016
/s/ PAUL D. MANISCALCO Paul D. Maniscalco		Chief Financial Officer (Principal Financial and Accounting Officer)	November 9, 2016
* Frederick J. Witsell		President and Director	November 9, 2016
* Scott C. Chandler		Director	November 9, 2016
* James H. Sinclair		Director	November 9, 2016
* Douglas R. Harris		Director	November 9, 2016
*By:	/s/ STEPHEN J. FOLEY as Attorney-in-Fact

 EXHIBIT INDEX

        The following Exhibits are filed as part of this registration statement on Form S-1.

		Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
1.1	Form of Underwriting Agreement	S-1	333-213113	1.1	October 28, 2016
2.1	Letter Agreement between the Company and Phyllis Dowell, dated October 5, 2016	8-K	333-198881	2.1	October 12, 2016
3.1	Articles of Incorporation as filed with the Colorado Secretary of State on September 4, 2012	S-1	333-198881	3.1	September 22, 2014
3.2	Bylaws of the Company dated November 30, 2012	S-1	333-198881	3.2	September 22, 2014
4.1	Specimen stock certificate	S-1	333-198881	4.1	November 5, 2014
4.2	Form of Warrant Agreement	S-1	333-198881	4.2	August 27, 2015
4.3	Form of Underwriters' Warrant	S-1	333-213113	4.3	October 28, 2016
5.1	Opinion of Polsinelli PC as to legality of securities being registered					X
10.1	Amended and Restated PetroShare Corp. Equity Incentive Plan dated August 18, 2016	8-K	333-198881	10.1	September 13, 2016
10.2	Form of Option Agreement	S-1	333-198881	10.2	September 22, 2014
10.3	Form of Amended and Restated Employment Agreement	8-K	333-198881	10.2	March 1, 2016
10.4	Executive Employment Agreement between the Company and William B. Lloyd, effective January 1, 2016	8-K	333-198881	10.3	March 1, 2016
10.5	Form of Subscription Agreement between the Company and investors in the Company's private placements	S-1	333-198881	10.5	September 22, 2014

		Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
10.6	Settlement Agreement and Mutual General Release dated May 5, 2014 with Rancher Energy Corp.	S-1	333-198881	10.6	September 22, 2014
10.7	Asset Purchase Agreement dated April 18, 2013 with Premier Energy Partners (I) LLC	S-1	333-198881	10.7	September 22, 2014
10.8	Asset Purchase Agreement dated April 13, 2013 with Buck Peak, LLC	S-1	333-198881	10.8	September 22, 2014
10.9	Form of Joint Operating Agreement	S-1	333-198881	10.9	September 22, 2014
10.10	Participation Agreement dated August 1, 2013 with Royale Investments, LLC	S-1	333-198881	10.10	September 22, 2014
10.11	Participation Agreement dated September 30, 2013 with U.S. Energy Development Co.	S-1	333-198881	10.11	September 22, 2014
10.12	Participation Agreement dated November 1, 2013 with LLOCO, L.L.C.	S-1	333-198881	10.12	September 22, 2014
10.13	Separation Agreement dated August 9, 2013 between the Company and Steven K. Garrison	S-1	333-198881	10.13	November 5, 2014
10.14	Separation Agreement dated August 16, 2013 between the Company and Christopher N. Dilapo	S-1	333-198881	10.14	November 5, 2014
10.15	Agreement for Services dated November 12, 2014 between the Company and Kingdom Resources, LLC	8-K	333-198881	10.1	March 5, 2015
10.16	Revolving Line of Credit Facility Agreement dated May 13, 2015 between the Company and Providence Energy Operators, LLC	10-Q	333-198881	10.1	May 15, 2015

		Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
10.17	Promissory Note dated May 13, 2015	10-Q	333-198881	10.2	May 15, 2015
10.18	Form of Deed of Trust	10-Q	333-198881	10.3	May 15, 2015
10.19	Participation Agreement dated May 13, 2015	10-Q	333-198881	10.4	May 15, 2015
10.20	Form of Lock-Up Agreement between Noble Financial Capital Markets and officers and directors of the Company	S-1	333-198881	10.20	September 4, 2015
10.21	Extension of Agreement for Services dated September 2, 2015 between the Company and Kingdom Resources, LLC	8-K	333-198881	10.1	September 8, 2015
10.22	First Amendment to Revolving Line of Credit Facility Agreement, dated February 24, 2016	8-K	333-198881	10.1	March 1, 2016
10.23	Purchase and Sale Agreement between the Company and Kerr-McGee Oil & Gas Onshore LP, dated March 31, 2016	8-K	333-198881	10.1	April 6, 2016
10.24	Letter Agreement between the Company and The Equinox Group LLC, executed April 14, 2016	8-K	333-198881	10.1	April 19, 2016
10.25	Purchase and Sale Agreement between the Company and PDC Energy, Inc., dated May 27, 2016	8-K	333-198881	10.1	June 3, 2016
10.26	Revolving Line of Credit Facility, dated October 13, 2016, between the Company and Providence Energy Partners III, LP	8-K	333-198881	10.1	October 18, 2016
14.1	Code of Ethics, dated March 1, 2016	8-K	333-198881	14.1	March 1, 2016

		Incorporated by Reference
Exhibit No.						Filed Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date
16.1	Letter from StarkSchenkein, LLP to the U.S. Securities and Exchange Commission, dated May 6, 2015	8-K	333-198881	16.1	May 7, 2015
23.1	Consent of StarkSchenkein, LLP	S-1	333-213113	23.1	October 31, 2016
23.2	Consent of SingerLewak, LLP	S-1	333-213113	23.1	October 31, 2016
23.3	Consent of Polsinelli PC (included in Exhibit 5.1)					X
23.4	Consent of Cawley, Gillespie & Associates, Inc.	S-1	333-213113	23.4	October 21, 2016
24	Power of Attorney (included on signature page)
99.1	Report of Cawley, Gillespie & Associates, Inc., Independent Petroleum Engineers relating to Proved Reserves, dated September 2, 2016	S-1	333-213113	99.1	October 21, 2016
101.INS	XBRL Instance Document	S-1	333-213113	101.INS	October 31, 2016
101.SCH	XBRL Schema Document	S-1	333-213113	101.SCH	October 31, 2016
101.CAL	XBRL Calculation Linkbase Document	S-1	333-213113	101.CAL	October 31, 2016
101.DEF	XBRL Definition Linkbase Document	S-1	333-213113	101.DEF	October 31, 2016
101.LAB	XBRL Label Linkbase Document	S-1	333-213113	101.LAB	October 31, 2016
101.PRE	XBRL Presentation Linkbase Document	S-1	333-213113	101.PRE	October 31, 2016

QuickLinks

EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 16. Exhibits and Financial Statement Schedules.
SIGNATURES
EXHIBIT INDEX